UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 18, 2019
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 7.01. REGULATION FD DISCLOSURE.
On December 18, 2019, on behalf of Pitney Bowes Inc. (the “Company”), JPMorgan Chase Bank, N.A., acting as lead arranger, obtained and allocated lender commitments for a $650 million secured term loan B facility (the “Term Loan B Facility”) scheduled to mature on January 7, 2025. Loans under the Term Loan B Facility were priced at an interest rate of LIBOR plus 5.50% and are to be issued at a price of 97. The Company anticipates borrowing under the Term Loan B Facility and entering into an amendment to the Company’s existing Credit Agreement, dated as of November 1, 2019, in order to effectuate the borrowing in the first quarter of 2020.

This transaction is the next in a series of steps the Company has taken recently to refinance its debt portfolio:

•	In September 2019, the Company repaid the balance of the $200 million term loan scheduled to mature in September 2020.

•
On November 1, 2019, the Company replaced its existing revolving credit facility with a new revolving credit facility for $500 million and secured a new Term Loan A for $400 million (the “Term Loan A”), both maturing November 1, 2024.

•	Also, on November 1, the Company repaid the balance of a $150 million term loan due November 2019 and a $300 million term loan due December 2020.

•	On December 2, 2019, the Company called for the redemption of $300 million of notes due September 2020, which will be redeemed on December 27, 2019.

With the completion of these actions, the Company will have eliminated all debt maturities until October 2021. The Company has utilized a portion of the proceeds from the sale of its Software Solutions business (the “Software Sale”), the Term Loan A and cash on hand to complete the actions outlined above. The Company intends to use a portion of the remaining Software Sale net proceeds, together with the funding of the new Term Loan B Facility, to pre-pay future near-term bond maturities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Debbie D. Salce
Name: Debbie D. Salce
Date: December 20, 2019	Title: Vice President and Treasurer